Table of Contents

Fund Summary	2
Investment Objective and Strategies	5
Risks	5
Additional Information Concerning the Fund’s Investment Strategies	7
Portfolio Holdings	7
Fund Management	7
The Investment Adviser	7
Portfolio Manager	7
The Index	8
The Distributor and Administrator	8
Shareholder Information	9
Pricing of Fund Shares	9
Purchasing and Adding to Your Shares	9
Selling Your Shares	11
Distribution Arrangements	14
Dividends, Distributions and Taxes	14
Financial Highlights	16

index funds S&P 500 Equal Weight

Index Funds S&P 500 Equal Weight

Investment Objective

The Index Funds S&P 500 Equal Weight (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500 Equal Weight Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

No Load Shares
Shareholder Fees (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase)	2.00%
Annual Account Maintenance Fee for Accounts under $25,000	$20.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution (12b-1) Fees	0.00%
Other Expenses	13.25%
Total Annual Fund Operating Expenses	13.50%
Fee Waiver and Expense Reimbursement (1)	-13.20%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.30%

(1)

The Index Group, Inc. (the “Adviser”, formerly known as The Willis Group, Inc.), has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 0.30% of the Fund’s average daily net assets for No Load Class shares. This agreement is in effect through July 31, 2017. This agreement may not be terminated or modified by the Adviser prior to this date except with the approval of the Fund’s Board of Trustees.

Expense Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effects of any waivers or reimbursement agreements are reflected for the contractual periods of any such arrangements only.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your cost would be:	$31	$2,630	$4,834	$8,984

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the portion of the most recent fiscal period in which the Fund was in operation, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio of assets whose performance, before fees and expenses, is expected to match approximately the performance of the Index. The Fund expects that its portfolio will consist primarily of securities of issuers included in the Index. The Index is designed to measure the performance of approximately 500 U.S. issuers chosen for market size, liquidity and industry grouping, among other factors. Overall Fund positions will be typically assessed and if necessary rebalanced quarterly and other intervals as the Adviser deems appropriate, bearing in mind that the Index is also typically rebalanced quarterly, in order to seek to achieve the Fund’s investment objective.

An equal-weight index (such as the Index) differs from a market-cap index (such as the S&P 500 Index) in that an equal weight index will typically contain all of the 500 constituents in the index approximately equally, while each constituent stock’s weight in a market-cap index is typically proportionate to its market capitalization. By definition, companies with the largest market capitalizations will the highest weights within a market-cap index. In contrast, every company within an equal weight index should have the same weight, regardless of the relative market capitalizations of the companies.

As of June 2016, the Index included companies with a market capitalization of $5.3 billion and higher. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the Index.

The Fund will invest, under normal circumstances, at least 80% of its net assets and borrowings for investment purposes in securities of issuers included in the Index. Under normal circumstances, the Adviser expects the Fund to invest the remaining portion of its portfolio, which may be up to 20% of the Fund’s net assets and borrowings, in: (i) securities or other financial instruments that have economic characteristics similar to constituents of the Index, or are intended to track the performance of the Index as a whole (which may include without limitation futures, options on futures, options, swaps, repurchase agreements, and securities of other investment companies, such as exchange-traded funds), or (ii) cash, cash equivalents, U.S. Government securities and securities of non-U.S. issuers. In particular, the Fund’s use of futures may include futures on indices. In certain situations

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where, for example, the Fund’s access to certain issuers is, in the Adviser’s view, limited, the Fund may not hold all of the constituents of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

The Fund’s investments in securities of other investment companies, such as certain exchange-traded funds, are subject to certain risks, described in greater detail below.

Principal Risks

The following is a description of principal risks of investing in the Fund which could affect the net asset value and total return of the Fund. There are other circumstances (including additional risks not described here) which could prevent the Fund from achieving its investment objective.

Market Risk – The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Management Risk – The investment techniques and risk analysis used by the Fund’s Adviser may not produce the intended results and could adversely impact the performance of the Fund.

Correlation and Tracking Error Risk – Various factors may impede the Fund’s ability to track the Index or achieve a high degree of correlation with the Index. For example, the Fund has operating and other expenses, while the Index does not. As a result, the Fund may underperform the Index to some degree over time. Changes in securities markets, changes in the composition of the Index, timing of purchases and sales of securities underlying the Index, timing of purchases and sales of Fund shares, rounding of share prices, regulatory developments, portfolio turnover and use of derivatives may all contribute to tracking error and/or affect the correlation between the Fund and the Index. There can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Passive Investment Strategy Risk – The Fund utilizes a passive investment strategy, which attempts to track the performance of an unmanaged index of securities. The ability of the Fund to achieve significant correlation between the performance of the Fund and the Index may be affected by changes in the securities markets, changes in the composition of the Index, the timing of purchases and redemptions of Fund shares and fees and expenses of the Fund. Any performance better than the Index could be unusual and temporary.

Equity Risk The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Derivatives Risk – The performance of derivative instruments is tied to the performance of an underlying security, currency, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve transaction costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with derivatives may include counterparty risk (which refers to the risk that other parties to the derivative contract may fail to meet their obligations), margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of derivatives. Derivatives may be also more difficult to purchase, sell or value than other investments, and the inability of a holder of a derivative instrument to close out a position could cause losses.

Futures Contracts Risk – The Fund may use futures contracts, which are a type of derivative instrument, and thus generally subject to the risks described in “Derivatives Risk” above. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) transaction costs associated with investments in futures, including margin requirements.

Investment in Investment Companies Risk – Investing in other investment companies, including money market funds and exchange-traded funds, subjects the Fund to fees and expenses of, as well as those risks affecting, the investment company,

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index funds S&P 500 Equal Weight

including the possibility that the value of the underlying securities held by the investment company could decrease.

Trading Halt Risk – An exchange or market may issue trading halts on specific securities or instruments, or may close early or late, which will affect the ability of the Fund to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

As of the date of this Prospectus, the Fund does not have a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund. Updated performance is available on the Fund’s website www.Index.World or by calling 1-844-464-6339 or by visiting the Index Funds website at www.Index.World.

As of March 31, 2016, the year-to-date return for the Fund was 2.91%.

Investment Adviser

The Index Group, Inc. serves as the investment adviser to the Fund.

Portfolio Manager

Michael G. Willis, lead portfolio manager of the Adviser has managed the Fund since its inception in 2015.

Purchase and Sale of Fund Shares

The Fund currently offers No Load Class shares. The minimum initial investment for No Load Class shares is $1000. The minimum subsequent investment is $1000 for No Load Class shares.

Purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.Index.World, by telephone at 1-844-464-6339 or by regular mail at Index Funds, P.O. Box 1920, Denver, CO 80201.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Index Funds S&P 500 Equal Weight

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

Investment Objective

The Index Funds S&P 500 Equal Weight (the “Fund”) seeks to replicate, before fees and expenses, the total return of the S&P 500 Equal Weight Index (the “Index”).

While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in a portfolio of assets whose performance, before fees and expenses, is expected to match approximately the performance of the Standard & Poor’s 500 Equal Weight Index (the “Index”). The Fund expects that its portfolio will consist primarily of securities of issuers included in the Index. The Index is designed to measure the performance of approximately 500 U.S. issuers chosen for market size, liquidity and industry grouping, among other factors. Overall Fund positions will be typically assessed and if necessary rebalanced quarterly and other intervals as The Index Group, Inc. (the “Adviser”, formerly The Willis Group, Inc.) deems appropriate, bearing in mind that the Index is also typically rebalanced quarterly, in order to seek to achieve the Fund’s investment objective.

An equal-weight index (such as the Index) differs from a market-cap index (such as the S&P 500 Index) in that an equal weight index will typically contain all of the 500 constituents in the index approximately equally, while each constituent stock’s weight in a market-cap index is typically proportionate to its market capitalization. By definition, companies with the largest market capitalizations will the highest weights within a market-cap index. In contrast, every company within an equal weight index should have the same weight, regardless of the relative market capitalizations of the companies.

As of June 2016, the Index included companies with a market capitalization of $5.3 billion and higher. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the Index.

The Fund will invest, under normal circumstances, at least 80% of its net assets and borrowings for investment purposes in securities of issuers included in the Index. Under normal circumstances, the Adviser expects the Fund to invest the remaining portion of its portfolio, which may be up to 20% of the Fund’s net assets and borrowings, in: (i) securities or other financial instruments that have economic characteristics similar to constituents of the Index, or are intended to track the performance of the Index as a whole (which may include without limitation futures, options on futures, options, swaps, repurchase agreements, and securities of other investment companies, such as exchange-traded funds), or (ii) cash, cash equivalents, U.S. Government securities and securities of non-U.S. issuers. In particular, the Fund’s use of futures may include futures on indices. In certain situations where, for example, the Fund’s access to certain issuers is, in the Adviser’s view, limited, the Fund may not hold all of the constituents of the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

The Fund’s investments in securities of other investment companies, such as certain exchange-traded funds, are subject to certain risks, described in greater detail below.

Description of Principal Security Types

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Derivatives

Derivatives are instruments whose value “derives” from the value of an underlying asset, reference rate or index. While these instruments may include options, futures contracts, forward currency contracts, swap agreements, and similar instruments, the Fund expects that futures contracts are likely to be a principal investment type. Consistent with applicable law, the Fund will segregate or “earmark” assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Trustees to cover its derivative obligations.

Principal Risk Factors

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions. You may lose money on your investment in the Fund or the Fund could underperform other investment companies.

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index funds S&P 500 Equal Weight

The following factors can significantly affect the Fund’s performance.

Market Risk – The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

Management Risk – The investment techniques and risk analysis used by the Fund’s Adviser may not produce the intended results and could adversely impact the performance of the Fund.

Correlation and Tracking Error Risk – Various factors may impede the Fund’s ability to track the Index or achieve a high degree of correlation with the Index. For example, the Fund has operating and other expenses, while the Index does not. As a result, the Fund may underperform the Index to some degree over time. Changes in securities markets, changes in the composition of the Index, timing of purchases and sales of securities underlying the Index, timing of purchases and sales of Fund shares, rounding of share prices, regulatory developments, portfolio turnover and use of derivatives may all contribute to tracking error and/or affect the correlation between the Fund and the Index. There can be no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective.

Passive Investment Strategy Risk – The Fund utilizes a passive investment strategy, which attempts to track the performance of an unmanaged index of securities. The ability of the Fund to achieve significant correlation between the performance of the Fund and the Index may be affected by changes in the securities markets, changes in the composition of the Index, the timing of purchases and redemptions of Fund shares and fees and expenses of the Fund. Any performance better than the Index could be unusual and temporary.

Equity Risk The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Derivatives Risk – The performance of derivative instruments is tied to the performance of an underlying security, currency, index, commodity or other asset. In addition to risks relating to their underlying assets, the use of derivatives may include other, possibly greater, risks. Derivatives involve transaction costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with derivatives may include counterparty risk (which refers to the risk that other parties to the derivative contract may fail to meet their obligations), margin, leverage, correlation, liquidity, tax, market, interest rate and management risks, as well as the risk of potential increased regulation of derivatives. Derivatives may be also more difficult to purchase, sell or value than other investments, and the inability of a holder of a derivative instrument to close out a position could cause losses.

Futures Contracts Risk – The Fund may use futures contracts, which are a type of derivative instrument, and thus generally subject to the risks described in “Derivatives Risk” above. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a Fund and the price of the futures contract; (b) liquidity risks, including the possible absence of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses (potentially unlimited) caused by unanticipated market movements; (d) inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that a counterparty, clearing member or clearinghouse will default in the performance of its obligations; (f) transaction costs associated with investments in futures, including margin requirements.

Investment in Investment Companies Risk – Investing in other investment companies, including money market funds and exchange-traded funds, subjects the Fund to fees and expenses of, as well as those risks affecting, the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease.

Trading Halt Risk – An exchange or market may issue trading halts on specific securities or instruments, or may close early or late, which will affect the ability of the Fund to buy or sell certain securities or derivatives. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments or may incur substantial trading losses.

Non-Principal Risks of Investing in the Fund

The Fund may also be subject to certain other risks associated with its investments and investment strategies, including the following factors:

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Concentration Risk – The Fund has a fundamental policy not to invest more than 25% of the current value of the Fund’s total assets in any one industry, except that this policy does not apply to: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities. However, the Fund reserves the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that the Index concentrates in a particular industry. To the extent the Fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Expense Risk – Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Temporary Defensive Positions and Cash Positions – The Fund may take temporary defensive positions in short-term debt securities, cash and cash equivalents in response to adverse market, economic or political conditions. The Fund may also depart from its principal investment strategies when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. Under such circumstances, the Fund may not achieve its investment objective, and it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested.

Additional Information Concerning the Fund’s Investment Strategies

Investment Limitations

Except with respect to the illiquid investment restrictions set forth in the Statement of Additional Information (the “SAI”), limitations on Fund investments listed in this Prospectus will typically apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Portfolio Turnover

The Fund generally intends to purchase securities as long-term investments; however, short-term trading may occur. This means that the Fund may buy a security and sell that security a short period of time after its purchase, and realize gains or losses, if the portfolio manager believes that the sale is in the best interest of the Fund. This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions and other expenses which could reduce the Fund’s investment performance. In addition, short-term trading may increase the amount of taxable distributions to shareholders which would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

Portfolio Holdings

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI and on the Fund’s website at www.index.world. To request a copy of the SAI, please refer to the back cover of this prospectus.

Fund Management

The Investment Adviser

The Index Group, Inc., located at 1155 Kelly Johnson Blvd., Suite 111, Colorado Springs, Colorado 80920, is the Investment Adviser for the Fund (the “Adviser”). The Adviser currently provides investment advisory services for individuals, trusts, estates and institutions. The Adviser commenced operations in 2004, and is registered as an investment adviser with the Securities and Exchange Commission.

The Adviser makes the day-to-day investment decisions and continuously reviews and administers the Fund’s investment program. For the investment advisory services provided by the Adviser, the Adviser is entitled to receive advisory fees from the Fund at the annual rate of 0.25% of the Fund’s daily net assets pursuant to an advisory agreement between Index Funds, a Delaware statutory trust (the “Trust”) and the Adviser. The Advisory Agreement was approved by the Board at an in-person meeting, and was subsequently executed on April 17, 2015. The initial term of the Advisory Agreement is two years, and the Board may thereafter extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement was provided in the Fund’s semi-annual report to shareholders for the period ended September 30, 2015.

The Adviser has agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to 0.30% of the Fund’s average daily net assets for No Load class Shares. This agreement is in effect through July 31, 2017. This agreement may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees.

Portfolio Manager

Michael G. Willis is president and lead portfolio manager of The Index Group, Inc., Adviser to the Fund. As lead portfolio manager, Mr. Willis is primarily responsible for the day-to-day management of the Fund’s operations.

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index funds S&P 500 Equal Weight

Mr. Willis has served as a portfolio manager for The Index Group, Inc. since 2004. Mr. Willis has also served as President of Index Funds since 2006.

Additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund is included in the SAI.

The Index

The S&P 500 Equal Weight index, (the “Index”) is a product of S&P Dow Jones Indices LLC (“S&P DJI”) and has been licensed for use by the Adviser. S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and S&P 500 Equal Weight™ is a trademark of S&P DJI and/or its affiliates. These trademarks have been licensed for use by S&P DJI and sublicensed for certain purposes by the Adviser.

The S&P 500 Equal Weight Index (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by The Index Group, Inc. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”);Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”);and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes byThe Index Group, Inc. Index Funds S&P 500 Equal Weight is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Index Funds S&P 500 Equal Weight or any member of the public regarding the advisability of investing in securities generally or in Index Funds S&P 500 Equal Weight particularly or the ability of the S&P 500 Equal Weight Index to track general market performance. S&P Dow Jones Indices’ only relationship to The Index Group, Inc. with respect to the S&P 500 Equal Weight Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Equal Weight Index is determined, composed and calculated by S&P Dow Jones Indices without regard to The Index Group, Inc. or the Index Funds S&P 500 Equal Weight. S&P Dow Jones Indices have no obligation to take the needs of The Index Group, Inc. or the owners of Index Funds S&P 500 Equal Weight into consideration in determining, composing or calculating the S&P 500 Equal Weight Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of Index Funds S&P 500 Equal Weight or the timing of the issuance or sale of Index Funds S&P 500 Equal Weight or in the determination or calculation of the equation by which Index Funds S&P 500 Equal Weight is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of Index Funds S&P 500 Equal Weight. There is no assurance that investment products based on the S&P 500 Equal Weight Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE INDEX GROUP, INC. OWNERS OF THE INDEX FUNDS S&P 500 EQUAL WEIGHT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE INDEX GROUP, INC., OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Distributor and Administrator

ALPS Distributors, Inc. (“ADI”) serves as the distributor (the “Distributor”) of the Fund’s shares. ADI is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

ALPS Fund Services, Inc. (“AFS”), whose address is 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the administrator (the “Administrator”), fund accounting and transfer agent.

The SAI has more detailed information about the Adviser, Distributor, Administrator and other service providers.

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Shareholder Information

Pricing of Fund Shares

The Fund

The Board has approved certain pricing and valuation guidelines to be used in determining the Fund’s net asset value per share (NAV). The NAV is generally determined once each day at the close of regular trading on the New York Stock Exchange (NYSE), normally at 4 p.m. Eastern Time on days the NYSE is open.

The NYSE is open every weekday except for the days on which national holidays are observed and certain business holidays, such as Good Friday. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received by the Fund.

Fair Value Pricing Policies

Pursuant to its policies and procedures, the Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Fund’s Valuation Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of the Fund’s net asset value price, which should eliminate the potential for stale pricing arbitrage opportunities in the Fund. However, fair value pricing involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

How NAV is Calculated

The NAV for the Fund’s No Load Shares is calculated by dividing the total value of the Fund’s investments attributable to the No Load Share class less any liabilities attributable to the No Load Share class, by the total number of outstanding shares of that class:

NAV	=	Total Assets – Liabilities
Number of Shares Outstanding

The value of assets in the Fund’s portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Fund’s Board of Trustees. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of portfolio securities held by the Fund may change on days when shareholders will not be able to purchase or redeem shares.

Purchasing and Adding to Your Shares

Purchasing and Adding to Your Shares

You may purchase shares of the Fund through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.

Orders received by an investment representative that has been authorized to accept orders on the Fund’s behalf prior to the time the Fund determines its NAV will be deemed accepted by the Fund the same day and will be executed at that day’s closing share price. Each investment representative’s agreement with the Fund permits the investment representative to transmit orders to the Fund that reflect orders received by the investment representative prior to the Fund’s NAV calculation time, and to transmit those orders after that time and have those orders executed at the closing share price determined on the day the order was received by the investment representative.

All purchases must be in U.S. dollars. The Funds will accept purchases only in US dollars drawn from US financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. A fee will be charged for any checks that do not clear.

Minimum Initial Investment	Minimum Subsequent Investment
$ 1000	$ 1000

The Fund may waive its minimum purchase requirement and the Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

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Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service:

Initial Investment – if purchasing through your financial advisor or brokerage account, simply tell your advisor or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.	Carefully read, complete, and sign the account application. Establishing your account privileges now, saves you the inconvenience of having to add them later.

2.	Make your check payable to “Index Funds” and include the name of the Fund and class on the check.

3.	Mail to: Index Funds, P.O. Box 1920, Denver, CO 80201.Overnight mail: Index Funds, 1290 Broadway, Suite 1100, Denver, CO 80203.

Subsequent Investment:

1.	Use the investment slip attached to your account statement.

2.	Or, if unavailable, include the following information in writing:

a.    Fund name

b.    Share class

c.    Amount invested

d.    Account name

e.    Account number

3.	Mail to: Index Funds, P.O. Box 1920, Denver, CO 80201.

The Funds do not consider the US Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Index Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Automated Clearing House (ACH)

Shares may be purchased through a depository institution that is an Automated Clearing House (ACH) member. This purchased option can be established by completing the appropriate sections of the Account Application or Account Options Form. Your bank or broker may charge for this service.

Wire Transfer

To purchase shares by wire transfer, please call 1-844-464-6339 for wiring instructions and to obtain an account number prior to wiring the funds.

ACH vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to three days to clear. There is generally no fee for ACH transactions.*

Automatic Investment Plan

The Fund offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in the Fund. The minimum initial investment amount is $1,000 and minimum subsequent investments are $100. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 15th of each month or the next business day if the 15th is not a business day. Please call 1-844-464-6339 if you would like more information.

Via Internet

You may open an account with the Funds via the Internet by completing the online application located at www.Index.World. Once your account is established, you can also make subsequent purchases through the Internet. To do so, you must be an existing shareholder of the Fund and your Fund account must be linked to your bank account in order to process the ACH transfer. You can establish a user ID and password to access your account at www.Index.World by selecting ‘Account Login’. Your user ID and password may allow you to receive your Fund statements or regulatory documents electronically if you have opted for electronic delivery of such documents. If you have questions or problems accessing your account, contact the Funds at 1-844-464-6339.

Directed Dividend Option

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in the Fund. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-844-464-6339.

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

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Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority.

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Fund discourages market timing and other excessive trading practices. The Fund is intended primarily for use as long-term investment vehicles. Excessive and frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. Such excessive trading practices may be determined at management’s discretion.

To deter market timing, Shareholders who purchase and redeem shares within a 30-day period will be charged a 2.00% fee at redemption. The Fund and the Adviser also reserve the right, but do not have the obligation, to reject or restrict purchase or exchange requests from any investor engaging in excessive trading activity. The Fund defines excessive trading as a purchase and redemption of the same Fund within a 30-day period. Purchase and redemption activity which involves the reinvestment of dividends and capital gains, automatic deposit and withdrawal programs, or portfolio rebalancing is not considered market timing.

The Fund cannot guarantee that it will detect every market timer due to the limitations inherent in their technological systems. The Fund reserves the right to modify its policies and procedures at any time without prior notice as the Fund deems necessary in their sole discretion to be in the best interests of Fund shareholders, or to comply with state or Federal legal requirements.

Selling Your Shares

You may sell your shares at any time.

Your sales price will be the next NAV after your sell order is received in proper form by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

Instructions for Selling Shares

If selling your shares through your financial advisor or broker, ask him or her for redemption procedures. Your advisor and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

By Telephone

You may redeem shares of the Fund on any ‘Business Day’ by calling Index Funds at 1-844-464-6339. Requests received prior to the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) you will receive a redemption amount based on that day’s NAV.

The telephone redemption option will automatically be established on your account unless declined on the original account application. If you declined this option and would like to add it at a later date, you should write to the Transfer Agent or complete an Account Option form. The Account Option form is available on our website (www.index.world).

By Mail

You may redeem shares by mailing a written request to the Fund. You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.

Send requests by mail to:

Index Funds

P.O. Box 1920

Denver, CO 80201

All requests must include:

•	Fund Name, account number and account registration;

•	Dollar or share amount requested; and

•	Signatures of all shareholders exactly as registered.

Call the Fund or your investment professional if you need special instructions.

Via Internet

You may also redeem your shares via the Internet. To do so, you must have selected this option on your Account Application or by submitting an Account Options Form. Redemption proceeds will be sent to the address of record on the account or may be sent via ACH to the bank of record on the account. If you have questions or problems accessing your account, contact the Funds at 1-844-464-6339.

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Signature Guarantees

Your signature must be guaranteed by a financial institution which is a participant in a Medallion Signature Guarantee (“Signature Guarantee”) program if:

•	Your redemption will be sent to an address other than the address of record;

•	Your redemption will be sent to an address of record that was changed within the last 30 days;

•	Your redemption is payable to someone other than the shareholder(s) of record;

•	Your redemption request exceeds $50,000; or

•	Your redemption proceeds are being sent to bank instructions not currently on your account.

A Signature Guarantee is designed to protect your account from fraud. Obtain a Signature Guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a Signature Guarantee.

Payment Methods for Redemptions

Your redemption proceeds will be mailed by check to your address of record unless you have elected to establish other instructions. The following payment options are available if you complete the appropriate section of the Account Application or Account Options Form, or provide written authorization signed by all account owners. These payment options require a Signature Guarantee if they were not established when the account was opened:

•	ACH Transfer - An electronic transfer to your account at a financial institution that is an ACH member. Payment is usually received within two to three days; or

•	Wire Payment – Redemption proceeds are wired to your account at a domestic commercial bank that is a Federal Reserve System member. Any wiring fees will be deducted from your proceeds.

Redemption in Kind

Although the Funds intend to pay share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Limitations on Redemption Proceeds

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:

•	To allow your purchase to clear (as discussed below);

•	During periods of market volatility;

•	When a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or

•	During any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.

If you request a redemption of Fund shares recently purchased by check or ACH, your redemption proceeds may not be made available for up to ten calendar days to allow the Fund to collect payment on the instrument used to purchase such shares. If the purchase instrument does not clear, your purchase order will be cancelled and you will be responsible for any losses incurred by the Fund as a result of your cancelled order.

In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:

•	When the NYSE is closed, other than customary weekend and holiday closings;

•	When trading on the NYSE is restricted, as determined by the U.S. Securities and Exchange Commission (SEC); or

•	In which an emergency exists, as determined by the SEC, so that disposal of a Fund’s investments or determination of its NAV is not reasonably practicable.

You will not accrue interest or dividends on uncashed redemption checks from a Fund, including checks that are undeliverable and returned to the Fund.

Redemptions from Retirement Accounts

All redemptions from retirement accounts must be requested in writing. If your redemption is to be sent to an address other than the address on record (or to a recently changed address) or the payment is to be made to an alternate payee, the redemption request must be Signature Guaranteed. A notary cannot provide a Signature Guarantee. In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Redemption Fee

The Fund charges a 2.00% redemption fee to shareholders who purchase shares and redeem shares within a 30-day period. To deter market timing, the Fund and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor. The Fund defines excessive trading as a purchase and redemption of the same Fund within a 30-day period.

Systematic Withdrawal/Exchange Program

Complete the appropriate section of the Account Application or an Account Service Options Form or contact your investment professional or the Fund. Your account value must be $25,000. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.

Additional Conditions

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement

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confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/ Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. A Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Online Account Access

Shareholders can opt to access their account information online. You may select this option on your account application or call 1-844-464-6339 to register. You can also set up online access through the Funds’ website at www.index.world and select Login to Your Account to establish a user ID and password. If you have questions, or problems accessing your account, contact the Fund at 1-844-464-6339.

Telephone Transactions

The Fund may record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Fund does not issue share certificates.

Confirmation and Account Statement

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid. You may elect to receive your statements and other communications from the Fund electronically. Please see “eDelivery” below.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations, year-end tax information, and other important information concerning your investment in the Fund online. Select this option on your Account Application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call 1-844-464-6339 or visit www.index.world.

Closing of Small Accounts

Due to the proportionately higher costs of servicing accounts with lower balances, accounts maintaining a balance under $25,000 will be charged a $20 maintenance fee that is annually in December. If your account falls below $1,000 for any reason, the Fund may ask you to increase your balance. If it is still below $1,000 after 90 days, the Fund may close your account and send you the proceeds at the current NAV. If the shareholder designates an Automatic Investment Plan the $20 annual maintenance fee is waived.

Undeliverable Distribution Checks

For any shareholder who chooses to receive distributions in cash, if distribution checks (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months, your account may be changed automatically so that all future distributions are reinvested in your account. Checks that remain un-cashed for six months will be canceled and the money reinvested in the Fund.

Cost Basis Information

As of January 1, 2012, federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has Average Cost as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

Other Redemption Information

If you hold shares of the Fund in an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% federal income tax withholding. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when Federal withholding applies. Please consult with your tax professional.

Delivery of Fund Documents

Copies of the Fund’s prospectus, SAI and shareholder reports (“Reports”) are available, free of charge, on the Fund’s website, www.index.world. To reduce the Fund’s expenses, you will be asked to consent to receive Reports electronically and to provide your e-mail address on the Fund’s account application. Shareholders who do not elect to receive electronic copies of the Reports will receive paper copies free of charge; however, electronic delivery of the Reports is encouraged and intended to protect our shareholders by limiting the Fund’s expenses and advancing conservation of natural resources.

In addition, to reduce the likelihood of our shareholders receiving duplicative mailings, the Fund intends to mail to those shareholders who have requested paper copies, only one copy

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of each Report to all of the shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the Reports, please call 1-844-464-6339. The Fund will begin sending you individual copies thirty days after receiving your request.

Distribution Arrangements

Direct Distribution Arrangements

There is no initial sales charge on purchases of shares of the Fund.

Outside Distribution Arrangements

Investors may be charged a fee if they effect transactions through a broker or agent.

The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders.

Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

Distribution and Shareholder Servicing Arrangements—

Revenue Sharing

The Adviser and/or their affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares.

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. The Fund intends to distribute income and capital gains at least annually. The Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information.

Taxes

The Fund intends to distribute all or substantially all of its net investment income and net capital gain in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income or qualified dividend income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

The Fund expects that, as a result of its investment objectives and strategies, its distributions will consist primarily of short-term capital gains, which are taxable as ordinary income. A portion of the ordinary income dividends paid to you by the Fund may be qualified dividends eligible for taxation at long-term capital gain rates. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

There is no assurance that the Internal Revenue Service will not challenge the Fund’s status as a regulated investment company, or that, if it were to do so, it would not prevail. If the Fund were to fail to qualify as a regulated investment company in any year, then the Fund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders). When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Fund’s earnings and profits. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, any shareholder would be subject to the risk of diminished investment returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

SURTAX ON NET INVESTMENT INCOME

A surtax of 3.8% applies to net investment income of an individual taxpayer who recognizes adjusted gross income in excess of a threshold amount for a year. Net investment income will include, among other types of income, ordinary income, dividend income and capital gain derived from investments in the Fund.

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FOREIGN ACCOUNTS

Shareholders that invest in the Fund through foreign accounts may be subject to a 30% withholding tax on: (1) income dividends paid by the Fund, and (2) certain capital gain distributions and the proceeds of a sale of Fund shares paid after December 31, 2016. This withholding tax generally may be avoided if the shareholder satisfies certain registration, certification and reporting requirements.

BACKUP WITHHOLDING

The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28%. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Fund’s shares. You should consult your own tax advisors to determine the tax consequences of owning Fund shares.

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index funds S&P 500 Equal Weight

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance since May 1, 2015. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned an investment in the fund assuming reinvestment of all dividends and distributions. This information has been audited by Cohen Fund Audit Services Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report which is available upon request.

For a Share Outstanding Throughout the Period Presented

	For the Period May 1, 2015 (Commencement of Operations) to March 31, 2016
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.44
Net realized and unrealized loss	(0.71)
Total from investment operations	(0.27)

DISTRIBUTIONS:
From net investment income	(0.28)
From net realized gains	(0.44)
Total distributions	(0.72)

Net decrease in net asset value	(0.99)
Net asset value, end of year	$24.01

TOTAL RETURN	(1 .00	)%(b)

SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$3,074

RATIOS TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets excluding fee waivers and reimbursements	13.50	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.30	%(c)
Ratio of net investment income to average net assets	2.02	%(c)

PORTFOLIO TURNOVER RATE	81	%(b)

(a)	Calculated using the average shares method.
(b)	Not Annualized.
(c)	Annualized.

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Reports

Reports

For more information about the Fund, the following documents are available free upon request:

Annual/Semiannual Reports:

The Fund’s annual and semi-annual reports to shareholders will contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and legally considered a part of  this prospectus.

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index funds S&P 500 Equal Weight

PRIVACY POLICY

FACTS	WHAT DOES INDEX FUNDS S&P 500 EQUAL WEIGHT (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and name and address

•   Account balances and transaction history

•   Wire transer instructions

When you are no longer our investor, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund Share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your accounts(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes - to offer our products and services to you	NO	We Don't Share
For joint marketing with other financial companies	NO	We Don't Share
For our affiliates' everyday business purposes - information about your transactions and experiences	YES	NO
For our affiliates' everyday business purposes - information about your creditworthiness	NO	We Don't Share
For nonaffiliates to market to you	NO	We Don't Share

Questions?	Call us at 1-844-464-6339.

18  |  Prospectus | July 29, 2016

Who we are
Who is providing this notice?	Index Funds S&P 500 Equal Weight (the “Fund”)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that seek to comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?	We collect your personal information, for example, when you • Open an account • Provide account information or give us your contact information • Make a wire transfer or deposit money
Why can’t I limit all sharing?

Federal law gives you the right to limit only

•   sharing for affiliates’ everyday business purposes - information about your creditworthiness

•   affiliates from using your information to market to you

•   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•   Nonaffiliates can include third parties who perform services on our behalf, such as accounting, legal or data processing services.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund does not jointly market.

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You can get free copies of the Fund’s annual and semi-annual reports and the SAI, on the Fund’s website: www.Index.World Shareholders may request to receive paper copies, free of charge, by calling or writing to the Fund at the telephone number and address listed below.

You can request other information and discuss your questions about the Fund, by contacting a broker or bank that sells the Fund or by contacting the Fund at:

Index Funds

P.O. Box 1920

Denver, CO 80201

Telephone: 1-844-464-6339.

You can review the Fund’s annual and semi-annual reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

•	For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520, or by electronic request at publicinfo@sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090.

•	Free from the Commission’s website at http://www.sec.gov.

Investment Company Act File no. 811-21836.